Exhibit 99.2
Capital Senior Living Corporation Capital Senior Living Corporation

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Company Overview Capital Senior Living owns and/or operates 64 communities in 23 states with the ability to serve 9,401 residents 50 of these communities are owned or leased with resident capacity of 7,701 Achieved 94% approval rating in 2007 residents' satisfaction survey Owned Leased Joint Venture Managed 0.43 0.39 0.15 0.03 Independent living Assisted living CCRC 0.6505 0.2241 0.0686 Units by Ownership Type Resident Capacity Mix

The Capital Advantage: Senior Living Options Average 131 units per IL community with large common areas and amenities Wide array of social, recreational, and educational events Average monthly rate of $2,200 100% private pay Average length of resident stay is 34 months Independent Living - 69% of Portfolio

The Capital Advantage: Senior Living Options Average 64 units per AL community Assistance with activities of daily living such as medication reminders, bathing, dressing and grooming Average monthly rate of $3,100 96% private pay Average length of resident stay is 26 months Assisted Living - 24% of Portfolio

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

? Wholly Owned (25) ? JV Ownership/Managed (12) ? Leased (25) ? Management Only (2) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? The Capital Advantage: Established National Platform (Parenthetical indicates years of experience in industry) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Western Region Lesley Tejada (29) Gary Fernandez (10) Central Plains Region Kevin Wilbur (10) Marla Rhoads (15) Dallas Region Carole Burnell (10) Tammy Pannell (12) Texas Region Greg Boemer (15) Rob Goodpaster (31) (Interim) Southwest Region Duane Ness (14) Linda McAlister (11) Midwest Region Charlie Schott (22) Donna Monroe (10) Eastern Region Gary Vasquez (27) Tina Tedford (19)

Favorable Demographics US population 75+ years old is estimated to grow by 3.8 million through 2015 Only 1.8 million units serving a population of 18.6 million seniors Current 9.6% penetration rate implies demand growth of 45,000 units per year 2007 2015 East 18.6 22.4 Population (MM) Source: Centers for Medicare & Medicaid Services, Office of the Actuary US Seniors Population Trends (75+ years old) Implied demand growth of 45,000 units per year

Favorable Supply Trends Source: National Investment Center / American Seniors Housing Association Seniors Housing Construction Trends Report, 2006 & NIC Key Financial Indicators * Including independent living, assisted living and continuing care retirement communities 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Total Units * 42800 47800 62100 32800 22700 16900 19800 23500 23300 18200 15400 Seniors Housing Construction Activity and Industry Occupancy Percentages CAGR of 1.3%

The Capital Advantage: Proven Track Record Stabilized Operating Results Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Occupancy 1 89.0% 91.5% 88.5% Operating Margins 2,3 48.5% 52.6% 44.4% First Quarter 2008 CSU and Fourth Quarter NIC Key Financial Indicators Before property taxes, insurance and management fees First Quarter 2008 CSU and from The State of Seniors Housing 2007 by the American Seniors Housing Association (ASHA)

The Capital Advantage: Proven Track Record Same Store Analysis for Communities Under Management Same Store Average Revenue growth of 6.1%, with 13.7% Average Net Operating Income growth since 2003 2004 2005 2006 2007 Revenue 0.069 0.063 0.073 0.04 Net Operating Income 0.148 0.162 0.152 0.086

Industry Median Increases in Resident Revenue 2000 2001 2002 2003 2004 2005 2006 Existing IL Residents 0.045 0.04 0.04 0.04 0.04 0.04 0.045 New IL Residents 0.05 0.05 0.05 0.04 0.04 0.046 0.047 Source: ASHA The State of seniors Housing 2007 2000 2001 2002 2003 2004 2005 2006 Existing AL Residents 0.05 0.05 0.04 0.05 0.05 0.05 0.06 New AL Residents 0.055 0.05 0.05 0.05 0.05 0.05 0.04

2008 Business Plan Increase levels of care and capacity through expansions, conversions and new developments Acquire home care agency in clustered markets to provide home health and ancillary services Organic growth from rate increases, cost savings and occupancy growth Accretive acquisitions in highly fragmented industry to enhance geographic clustering

Growth Initiatives: Expansions, Conversions and Developments Intend to add additional levels of care at eleven communities Expected EBITDAR of $8.1 million, resulting in a 28% ROI Three new joint venture developments are currently underway that will add 434 units (299 IL, 135 AL) Units Estimated Cost Expected Revenues (1) Incremental EBITDAR Margin % 8 AL Conversions (2) 256 $2,000,000 $4,300,000 60% 3 Expansions (3) 270 $27,000,000 $9,100,000 60% Upon stabilization Conversions are expected to be complete in 2008 Expansions are expected to be complete in the first half of 2009

Growth Initiatives: Expansions IL IL AL AL Total Total Units Occ% Units Occ% Units Occ% Annual Revenue Pre-expansion 65 100% - - 65 100% $1.3M 2007 114 98% 48 96% 162 98% $4.6M Added 49 IL units and 48 AL units $6.8 million total cost Annual revenues increased 3.5 times since expansion Cottonwood case study

Growth Initiatives: Conversions IL IL AL AL Total Total Units Occ% Units Occ% Units Occ% Annual Revenue 2003 105 48% 45 100% 150 60% $2.0M 2007 118 94% 29 97% 147 95% $3.5M Relocated AL units to a new wing $800,000 total cost Annual revenues increased 75%, with an increase of over 50% in occupancy Sedgwick case study

Growth Initiatives : Operating Leverage in Consolidated Communities $2.0 million incremental revenue for every 1.0% of financial occupancy gain $8.5 million incremental revenue from a 5% increase in average monthly rent 80% incremental EBITDAR margin on same store revenue increases

Growth Initiatives: Acquisition/Lease Transactions Year 1 Year 2 $ Increase % Increase Revenue $25,000,000 $26,500,000 $1,500,000 6.0% Operating Expense $15,000,000 $15,600,000 $600,000 4.0% EBITDAR $10,000,000 $10,900,000 $900,000 9.0% Lease Expense $7,800,000 $8,000,000 $200,000 2.5% EBITDA $2,200,000 $2,900,000 $700,000 32.0% Example of $100 million acquisition/lease transaction: Completed 21 acquisition/lease transactions for a total value of $249 million since Q4 2005

Growth Initiatives: Joint Venture Acquisitions and Developments Joint venture partners Blackstone Real Estate Advisors GE Healthcare Financial Services Prudential Real Estate Investors Twelve communities are owned with joint venture partners Three developments are underway with joint venture partner Co-invest with joint venture partners to participate in economics: 5% - 15% Capital Senior Living 95% - 85% JV Partners Earn management/development fees, return on equity investment and potential for additional incentives

Example of Joint Venture Economics Venture CSU Partner NOI $ 8,000,000 Cap Rate 8% Purchase Price $100,000,000 Debt $ 75,000,000 Equity $ 25,000,000 $2,500,000 $22,500,000 Revenues $ 25,000,000 Mgt. Fees (5%) $1,250,000 ROE (14.0%) $ 350,000 $ 3,150,000 Total First Year Return $1,600,000 $ 3,150,000 Total Return % 64% 14%

Capital Advantage: Financial Growth Revenue and Adjusted EBITDAR ($ in millions) Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Revenue 31.5 32.1 33.9 37.1 43 46.2 Adjusted EBITDAR 8.4 8.8 9.6 10.3 11.9 13.2 Adjusted EBITDAR Margin % 0.3 0.3 0.3 0.3 0.3 0.3 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Revenue 35.03 36.557 37.722 41.821 42.97 46.2 46.9 47.8 48.2 48.5 Adjusted EBITDAR Margin % 0.24 0.241 0.25 0.247 0.277 0.286 0.286 0.294 0.309 0.296 Adjusted EBITDAR 8.4 8.8 9.6 10.3 11.9 13.2 13.4 14 14.9 14.4

Income Statement: Q1 Comparison (in millions, except per share) 2008* 2007* %Change Resident & Health Care Revenue $42.8 $41.3 3.6% Other Revenue 5.7 4.9 16.3% Total Revenues $48.5 $46.2 5.0% Operating Expenses 30.8 29.6 4.1% General & Administrative Expenses 3.3 3.4 (2.9%) EBITDAR $14.4 $13.2 9.1% Lease Expense 6.1 5.7 7.0% Depreciation & Amortization 3.0 2.7 11.1% Income from Operations $5.3 $4.8 10.4% Other Income / (Expense) (2.9) (3.2) (9.4%) Taxes & Minority Interests (0.9) (0.6) 50.0% Net Income $1.5 $1.0 50.0% Earnings Per Share $0.06 $0.04 50.0% Cash Earnings Per Share $0.17 $0.14 21.4% * As adjusted per press releases

Since Q1 2006, CSU has significantly strengthened its balance sheet Reduced total mortgage debt by $51.6 million Refinanced or retired $162 million of variable rate debt Reduced average interest rate from 7.5% to 6.1% fixed Resulting in $8.3 million of annual interest expense savings Balance Sheet Strength

Balance Sheet ASSETS ASSETS Cash and Securities $ 24.6 Other Current Assets 19.7 Total Current Assets 44.3 Fixed Assets 308.9 Other Assets 33.4 TOTAL ASSETS $386.6 As of March 31, 2008 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 27.6 Long-Term Debt 184.8 Other Liabilities 22.3 Total Liabilities 234.7 Stockholders' Equity 151.9 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $386.6

Investment Highlights Favorable demographics and attractive industry fundamentals Expansion and conversion initiatives with significant revenue and margin growth Strong same-store community net income growth Acquisition opportunities in highly fragmented industry Existing infrastructure results in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

Capital Senior Living Corporation Capital Senior Living Corporation